Exhibit 10.2

AMENDMENT NO. 2 TO LYRA THERAPEUTICS, INC.

2022 EMPLOYMENT INDUCEMENT AWARD PLAN

THIS AMENDMENT NO. 2 TO THE LYRA THERAPEUTICS, INC. 2022 EMPLOYMENT

INDUCEMENT AWARD PLAN (this “Amendment”) is made and adopted by Lyra Therapeutics, Inc., a Delaware corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan (as defined below).

WHEREAS, the Company has adopted the Lyra Therapeutics, Inc. 2022 Employment Inducement Award Plan (the “Plan”).

WHEREAS, the Company desires to amend the Plan as set forth below.

NOW, THEREFORE, in consideration of the foregoing, the Company hereby amends the Plan as follows:

1.	Section 11.28 of the Plan is amended to read as follows:

11.28 “Overall Share Limit” means 1,703,002 Shares.

2.This Amendment is hereby incorporated in and forms a part of the Plan. All other terms of the Plan shall remain unchanged except as specifically modified herein. The Plan, as amended by this Amendment, is hereby ratified and confirmed.

ADOPTED BY THE BOARD OF DIRECTORS: June 29, 2022